UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

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|_|      Confidential, For Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Rule 14a-12

                        DOBI MEDICAL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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         and 0-11.

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                  applies:

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                  computed pursuant to Exchange Act Rule 0-11 (set forth the
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




                                TABLE OF CONTENTS
                                -----------------


Introduction................................................................1

Outstanding Securities and Voting Rights....................................1

         Item 1: Election of Directors......................................3

Legal Proceedings, Relationships, and Indebtedness..........................5

The Board of Directors and Corporate Governance.............................7

Report of Audit Committee ..................................................9

Compensation of Directors and Executive Officers............................11

         Item 2:  Amendment to Certificate of Incorporation
                  to Increase Authorized Shares of Common Stock.............15

         Item 3:  Amendment to 2000 Stock Incentive Plan....................16

         Item 4:  Ratification of the Appointment of
                  Independent Auditors......................................18

Form 10-KSB.................................................................19

Deadline for Future Proposals of Stockholders...............................19

         Item 5:  Other Matters Which May Come Before
                  the Annual Meeting........................................19

Solicitation of Proxies.....................................................19

Appendix A

                      2006 DOBI MEDICAL INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 29, 2006

TO THE STOCKHOLDERS OF DOBI MEDICAL INTERNATIONAL:

         You are cordially invited to the 2006 Annual Meeting of Stockholders of DOBI Medical International, Inc., which will be held at the offices of DOBI Medical International, Inc., located at 1200 MacArthur Blvd., Mahwah, New Jersey 07430 (201-760-6464), on June 29, 2006, beginning at 10:30 p.m., eastern daylight savings time. The Annual Meeting will be held for the following purposes:

1. To elect six members to our Board of Directors, each to hold office until the 2007 Annual Meeting and until his successor is elected and qualified;

2. To consider, approve and authorize an amendment to the Certificate of Incorporation of the Corporation to increase the number of authorized shares of common stock from 340 million to 940 million shares;

3. To consider, approve and authorize an amendment to the 2000 Stock Incentive Plan, as amended, be amended to permit the award of 25,000,000 shares or 15% of the issued and outstanding shares of common stock, whichever is greater;

4. To consider, approve and ratify the appointment of Marcum & Kliegman LLP as our independent auditors for the fiscal year ending December 31, 2006; and

5. To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

         Our Board of Directors has fixed May 5, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting, and only stockholders of record at the close of business on that date are entitled to this notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the meeting and at our offices for ten days prior to the meeting.

         We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      ROBERT B. MACHINIST
                                      Chairman of the Board of Directors

Mahwah, New Jersey
May 23, 2006

Stockholders unable to attend the annual meeting in person are requested to date and sign the enclosed proxy card as promptly as possible. A stamped envelope is enclosed for your convenience. If a stockholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

                        DOBI MEDICAL INTERNATIONAL, INC.
                              1200 MacArthur Blvd.
                            Mahwah, New Jersey 07430
                                 (201) 760-6464

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 29, 2006

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders by the Board of Directors of DOBI Medical International, Inc. for solicitation of proxies for use at the 2005 Annual Meeting of Stockholders to be held at the offices of DOBI Medical International, Inc., 1200 MacArthur Blvd., Mahwah, New Jersey, 07430 (201-760-6464) on June 29, 2006, beginning at 10:30 a.m., eastern daylight time, and at any and all adjournments of the meeting.

         The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Proxy Statement. As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to our Secretary a written notice of revocation prior to the Annual Meeting or by appearing at the meeting and expressing a desire to vote his or her shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for director and "FOR" each other matter set forth in this Proxy Statement. If any other business properly comes before the meeting, votes will be cast in accordance with the proxies in respect of any such other business in accordance with the judgment of the persons acting under the proxies.

         It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about May 23, 2006.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

         Only stockholders of record at the close of business on the record date of May 5, 2006 are entitled to notice of and to vote at the Annual Meeting. At that date our only outstanding voting securities were 66,410,598 outstanding shares of our common stock, par value $.0001 per share. Holders of our series A convertible preferred stock are not entitled to vote on any matters as to which holders of common stock or any future shares of capital stock are entitled to vote. At the Annual Meeting, each share of common stock will be entitled to one vote.

         The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the election of directors, holders of Common Stock are entitled to elect seven directors with the seven candidates who receive the highest number of affirmative votes being elected. Votes against a nominee and broker non-votes have no legal effect. In matters other than the election of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, while broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information to our knowledge and SEC filings regarding the number of shares of our common stock beneficially owned on April 26, 2006 by:

         o each person who is known by us to beneficially own 5% or more of our common stock;

         o   each of our directors and executive officers; and

         o   all of our directors and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the optionees. Subject to any applicable community property laws, the persons or entities named in the table above have sole voting and investment power with respect to all shares indicated as beneficially owned by them.

         Except as otherwise set forth below, the address of each of the persons listed is c/o DOBI Medical International, Inc., 1200 MacArthur Blvd., Mahwah, New Jersey 07430.


                                                                                 Percentage of
                                                                                     Shares
                                                       Number of Shares           Beneficially
                                                     Beneficially Owned            Owned (1)
                                                     ------------------         ---------------
      Lake Worth Ventures, Inc.                         8,310,236                     12.2%
         c/o Mr. David H. Clarke
         777 South Flagler Drive - Suite 1100
         West Palm Beach, FL 33401

      David H. Clarke
         777 South Flagler Drive
         Suite 1112
         West Palm Beach, FL 33401                     11,109,086 (2)                 16.2%

      Brad Baker                                          338,000                        *

      Steve M. Barnett                                  2,800,000                      4.0%

      William Li, M.D.                                    319,500                        *

      Robert B. Machinist                               2,610,189                      3.8%

      Webb W. Turner
         400 East 50th Street
         New York, NY 10029                             2,939,003 (3)                  4.4%

      Michael R. Jorgensen                                601,875                        *

      Martin Solomon
         1643 Brickell Ave.
         Suite 4902
         Miami, FL 33129                                4,633,636 (4)                  6.9%

      Basso Private Opportunity
      Holding Fund Ltd (5)
      1266 S. Main Street, 4th Floor
      Stamford, CT 06902                                6,178,950                      9.0%

      All directors and executive officers as          23,967,823                     35.2%
         a group (8 persons)
      -----------------------------

         *Less than 1% of outstanding shares.

          (1) Based upon 66,410,598 shares of common stock outstanding on April 26, 2006, as calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated, this includes shares owned by a spouse, minor children and any entities owned or controlled by the named person. It also includes shares that any named person has the right or option to acquire common shares within 60 days of the date of this prospectus. Unless otherwise noted, shares are owned of record and beneficially by the named person.

          (2) Includes 6,507,721 shares of common stock and warrants and series A preferred stock convertible into 1,802,515 shares of common stock owned by Lake Worth Ventures, Inc., 6,500 shares of common stock owned by affiliates of Lake Worth Ventures, which are controlled by David H. Clarke and stock options to purchase 323,750 shares of common stock granted to David H. Clarke.

          (3) Includes 2,600,003 shares of common stock owned by Dynamics Imaging, Inc. Mr. Turner is the Chairman of the Board of Dynamics Imaging, Inc.

          (4) Includes 1,745,454 shares of common stock and warrants to purchase 486,364 shares of common stock owned by Haslemere Partners LTDA, of which Mr. Solomon is the general partner.

          (5) Basso Capital Management, L.P. or Basso, is the Investment manager to each of Basso Multi-Strategy Holding Fund Ltd. and Basso Private Opportunities Holding Fund Ltd. Howard I. Fischer is a managing member of Basso GP, LLC, the General Partner of Basso, and as such has investment power and voting control over the securities held by each fund. The funds beneficially own a total of 6,178,950 shares or 9.0% of the shares listed in note 1 above.

         Except as otherwise set forth above, the address of each of the persons listed is c/o DOBI Medical International, Inc., 1200 MacArthur Boulevard, Mahwah, New Jersey 07430.


ITEM 1:  ELECTION OF DIRECTORS

         Pursuant to our Certificate of Incorporation, the holders of our common stock may elect our seven directors. All nominees have advised us that they are able and willing to serve as directors. However, if any nominee is unable to or for good cause will not serve, the persons named in the accompanying proxy will vote for any other person nominated by our Board of Directors.

         No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee, except that in connection with the engagement of Sterling Financial Investment Group, Inc. as placement agent in two private placements of DOBI Medical securities in 2000 and 2001, we agreed to nominate one person designated by Sterling Financial to our board of directors so long as stockholders introduced to us by Sterling Financial own at least 10% of all our outstanding equity securities. Mr. Baker is the current director designee of Sterling Financial.

           The Board of Directors Recommends a Vote "FOR" the Election
                          of the Nominees Listed Below.

         The following table sets forth the names and ages of the nominees to our Board of Directors.

Directors and Executive Officers

         Each Director holds office until our next annual meeting of our stockholders or until his death, resignation or removal, if earlier. The following table shows the positions held by our board of directors:

Name                       Age       Position
----                       ---       --------
Robert B. Machinist        53       Chairman of the Board
Steve M. Barnett           64       Vice Chairman of Operations and Director
David H. Clarke            64       Co-Founder and Director
Brad Baker                 46       Director
William Li, M.D.           43       Director
Webb W. Turner             68       Director
Michael R. Jorgensen       53       Interim Chief Executive Officer and
                                        Chief Financial Officer

         Robert B. Machinist became a director of our predecessor, DOBI Medical Systems, in October 2003 and became a member of our board in December 2003. Mr. Machinist has served as Chairman, CEO, and managing partner of MB Investment Partners in New York since August 2004. From March 2002 through January 2006, he was a managing partner of M Capital, LLC, a private equity investment firm based in Rye, New York. From November 1998 to December 2001, Mr. Machinist served as Managing Director and Head of Investment Banking for the Bank of New York and its Capital Markets division. Mr. Machinist received a B.A. degree from Vassar College and did graduate work at the Weizmann Institute in Rehovot, Israel. He is the Chairman of the American Committee for the Weizmann Institute of Science and a member of its International Board of Governors. Mr. Machinist is also a member of the board of directors of Traffix, Inc., a Nasdaq National Market on-line marketing and advertising company, as well as a member of the board of directors of Deerfield Triarc Capital Corp.

         Steve M. Barnett became a member of our board in April 2005. Mr. Barnett was appointed non-executive Vice Chairman of Operations in May 2006. He is an investor in, as well as an advisor to senior management of, marketing, manufacturing and distribution companies on improving operations. For more than two decades, Mr. Barnett has been President and Chairman of CDC, Inc. whose principal activity is the acquisition and management of small- to mid-sized manufacturing and distribution companies. Since April 2000, Mr. Barnett has served as a Director and Chairman of the Audit Committee of UCN, Inc., a technology-based telephone company specializing in automated call distribution and call-center management, including a wide range of long distance, data transmission and related communication services. In addition, since October 2004, Mr. Barnett has served as a Director of Medis Technologies Ltd., a company specializing in advanced technology regarding unique fuel cell power packs for portable electronic devices. Mr. Barnett has also served as an advisor to senior management of Grayhill, Inc., a manufacturer of electrical systems, since May 1993, and Joseph A. Freed & Associates, a national real estate development company, since June 1998. He has been a Director of Bank Leumi USA since October 2001. He has also served as Vice-Chairman of the Board and Director of Chicago's Jewish Federation since 1997 and as a member of the Board of Governors for the Reconstructionist Rabbinical College since 2003. Mr. Barnett received a J.D. degree from the University of Chicago Law School and holds a bachelor's degree in Chemistry and Biology from Carleton College.

         David H. Clarke is a co-founder of DOBI Medical and became a member of our board in December 2003. Mr. Clarke had been a director of DOBI Medical Systems since December 1999. Mr. Clarke is the controlling stockholder of Lake Worth Ventures, Inc., which was the largest stockholder of DOBI Medical Systems and, as a result of the 2003 reverse merger, is our largest single stockholder. Since 1995, Mr. Clarke has been the Chairman and Chief Executive Officer of Jacuzzi Brands, Inc, a New York Stock Exchange-listed company. Prior to joining Jacuzzi Brands, Mr. Clarke was Deputy Chairman and Chief Executive Officer of Hanson Industries, Inc., as well as Vice Chairman of Hanson plc. Mr. Clarke also serves on the Board of Fiduciary Trust Company International and serves as an Advisory Director for Sterling Financial Group of Companies, Inc., an investment banking firm which served as the placement agent in the private placement which we completed in connection with the reverse merger and served DOBI Medical Systems as placement agent in four previous private placements. Mr. Clarke also serves on the board of United Pacific Industries Limited, a manufacturing company listed on the Hong Kong stock exchange.

         Brad Baker joined the DOBI Medical Systems board of directors in October 2003 and became a member of our board in December 2003. From April 2000 to February 2002, Mr. Baker served as head of the online division of Sterling Financial Investment Group, an investment company banking firm which served as the placement agent in the private placement which we completed in connection with the merger. From September 1989 to January 1990, Mr. Baker served as Corporate Secretary and one of four members of the Executive Board of the Resolution Trust Corporation Oversight Board, a federal agency formed to restructure and reorganize the thrift industry. From 1988 to 1989, Mr. Baker served as a White House Fellow.

         William Li, M.D. joined the DOBI Medical Systems board of directors in October 2003 and became a member of our board in December 2003. Dr. Li is also a member of our Scientific Advisory Board. Dr. Li is a co-founder of the Angiogenesis Foundation in Cambridge, Massachusetts, of which he has been the President since April 2000 and Medical Director since December 1994. Dr. Li has extensive expertise in the field of angiogenesis and its therapeutic development and clinical applications. He trained with Dr. Judah Folkman, who pioneered the field of angiogenesis research. Through the Angiogenesis Foundation, Dr. Li has worked in association with the National Institutes of Health, and other major governmental and academic institutions, and industry leaders on angiogenesis-related programs. Dr. Li received his M.D. degree from University of Pittsburgh School of Medicine. He completed his clinical training in internal medicine at the Massachusetts General Hospital in Boston. Dr. Li has also served on the faculties of Harvard Medical School, Tufts University School of Veterinary Medicine and Dartmouth Medical School.

         Webb W. Turner joined the DOBI Medical Systems board of directors in June 2000 and became a member of our board in December 2003. Mr. Turner is the Chairman of the Board of Dynamics Imaging, Inc. Since November 2003, Mr. Turner has been self employed as a financial consultant. From July 2003 to October 2003, Mr. Turner was Senior Area Manager for International Profit Associates, a Chicago-based management consulting firm. From September 1998 to May 2001, Mr. Turner was a consultant with Spencer Trask & Company, an investment banking firm. Mr. Turner has over 15 years' experience with investment banking firms, and 17 years' as the chief executive officer and chief financial officer of seven furniture manufacturing companies. Mr. Turner holds an A.B. degree in economics from Duke University.

         Michael R. Jorgensen became Executive Vice President and Chief Financial Officer of DOBI Medical Systems in February 2003, and our Executive Vice President and Chief Financial Officer in December 2003 following the completion of the reverse merger. In May 2006 he was appointed to also serve as Interim Chief Executive Officer. In February 1997, he joined AXS-One, Inc., a multinational financial software company, as Executive Vice President and Chief Financial Officer, Treasurer and Secretary and became its Executive Vice President, North America, in March 2001 and Executive Vice President, Chief Administrative Officer in June 2001 until February 2003.

               LEGAL PROCEEDINGS, RELATIONSHIPS, AND INDEBTEDNESS

         In the ordinary course of business, we may become a party to legal or regulatory proceedings resulting from litigation, claims, or other disputes. There can be no assurance that one or more future actions, if they occur, would not have a material adverse effect on our business. Currently there is no material litigation threatened or pending involving us except for the following:

         On April 15, 2005, we filed suit in the Supreme Court of the State of New York, County of New York, Index No. 601348/05, against Brian Vodicka, a former member of our Board of Directors, alleging breach of contract and breach of fiduciary duty and seeking specific performance and injunctive relief preventing the disclosure and requiring the return of certain confidential and proprietary documents. On July 11, 2005, the New York

Supreme Court issued an order preliminarily enjoining Mr. Vodicka from using documents or information provided to Mr. Vodicka by us wrongfully and in violation of the confidentiality agreement between Mr. Vodicka and us and requiring the return of all confidential and proprietary documents held by Mr. Vodicka. On March 29, 2006, the New York Supreme Court issued an order and judgment permanently enjoining Mr. Vodicka from using documents or information provided to him by us wrongfully and in violation of his confidentiality agreement and requiring the return of all confidential and proprietary documents still in his possession.

         On July 13, 2005, Mr. Vodicka filed a complaint with the U.S. Occupational Safety and Health Administration of the Department of Labor ("OSHA") under the employee protection provisions of Title VIII of the Sarbanes-Oxley Act of 2002 ("SOX") alleging that we had harassed him by filing the above-referenced New York lawsuit against him. On September 9, 2005, the Secretary of Labor, acting through her agent, the Region VI Regional Administrator of OSHA, announced that she had investigated the complaint and determined that it had no merit, that it should be dismissed, and that there was no reasonable cause to believe that we had violated SOX. Mr. Vodicka filed an appeal of these findings in the US Department of Labor's Office of Administrative Law Judges. On December 23, 2005, a Labor Department administrative law judge granted DOBI's motion for summary judgment dismissing Vodicka's OSHA complaint. In doing so, the administrative law judge held that Vodicka's argument that we had violated SOX by filing the New York lawsuit was "conclusory and unpersuasive." Mr. Vodicka has, in turn, appealed the administrative law judge's decision to the Administrative Review Board of the Labor Department. We share the views of the regional administrator and the administrative law judge that Mr. Vodicka's allegations are without merit and intend to continue to vigorously defend against the Vodicka claims.

         On July 15, 2005, we were served with a complaint that had been filed in the United States District Court for the Western District of Texas on July 5, 2005 by Steve Aubrey and a group of other stockholders, many of whom are associated with Mr. Vodicka, alleging, among other things, that our company and certain of its officers and directors, as well as two of its previous advisors, had violated federal and state securities laws and seeking damages, interest, and attorneys' fees and costs. On July 28, 2005 Mr. Vodicka himself filed a complaint against the same defendants in the same court containing substantially the same allegations and claims. On September 24, 2005, we received an Amended Complaint consolidating the Aubrey and Vodicka suits. On October 6, 2005 plaintiffs filed self-executing papers in the Western District of Texas voluntarily dismissing their claims without prejudice. Shortly thereafter, several plaintiffs moved to withdraw or vacate their voluntary dismissals. In addition, plaintiffs' counsel petitioned the court to withdraw from the case. Plaintiffs' motions to withdraw or vacate their voluntary dismissals were denied and plaintiffs' counsel's motion to withdraw was dismissed as moot on November 28, 2005. Vodicka's counsel in the Western District of Texas thereupon withdrew from representing Vodicka and the other plaintiffs. On December 27, 2005, Vodicka and several other plaintiffs represented by new counsel re-initiated litigation in the Western District of Texas alleging substantially the same allegations as to DOBI and certain officers and directors as those contained in the prior complaint which had been dismissed without prejudice. Defendants filed motions to dismiss the complaint in its entirety. In response to the defendants' motions the Court granted plaintiffs permission to file one last amended complaint wherein plaintiffs could address the deficiencies detailed in defendants' motions to dismiss. On March 29, 2006, plaintiffs filed their amended complaint against DOBI and some but not all of the individual officers and directors named in the December, 2005 complaint. (The other DOBI officers and directors were voluntarily dropped from the litigation, as was one of DOBI's previous advisors.) The plaintiffs have claimed that our company and certain of its officers and directors made material omissions and/or misrepresentations and that this caused plaintiffs to privately purchase shares of our stock at allegedly artificially inflated prices. On April 12, 2006 the United States District Court for the Western District of Texas ruled that the March 29, 2006 version of the complaint now contained sufficient allegations to allow the case to proceed to the discovery phase. We believe that the allegations are without merit and that they stem from plaintiffs' dissatisfaction with the current market price of our stock. We intend to continue to vigorously defend against plaintiffs' claims. However, we are unable to predict the outcome of the claims and accordingly, no amounts have been provided for in the financial statements.

         A dispute has arisen between us and one of our insurance carriers, North River Insurance Company ("North River"), concerning the carrier's duty to defend and indemnify us and our officers and directors in connection with litigation matters. Due to conflicting positions taken by North River regarding the scope of its contractual coverage obligations, we have initiated an action in the Superior Court of the State of New Jersey to compel North River to defend and indemnify us and our officers and directors in accordance with its insurance policy. The action against North River is in its early stages, and we are, accordingly, unable to predict the outcome of the matter.

         There are no family relationships among our directors, executive officers, and significant employees. There are no directors, executive officers, significant employees, or any member of these individuals' immediate families or any corporation or organization with whom any of these individuals is an affiliate, that is or has been indebted to us since the beginning of our last fiscal year. No director, executive officer or significant employee has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it. No director, executive officer or significant employee has been convicted of a criminal offense or is the subject of a pending criminal proceeding. No director, executive officer or significant employee has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities. No director, executive officer or significant employee has been found by a court to have violated a federal or state securities or commodities law.

         In connection with the engagement of Sterling Financial Investment Group, Inc. as placement agent in two private placements of DOBI Medical securities in 2000 and 2001, we agreed to nominate one person designated by Sterling Financial to our board of directors so long as stockholders introduced to us by Sterling Financial own at least 10% of all our outstanding equity securities. Mr. Baker is the current director designee of Sterling Financial.

                 THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

         Our Board of Directors is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

         The Board, its committees and our management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. We have adopted a comprehensive Code of Business Ethics for all directors, officers and employees, which is available at our website, www.dobimedical.com.

         During 2005, the Board of Directors met thirteen times. Each incumbent director attended no less than 75% of the board of directors meetings and the meetings of board committees on which he served. The board has determined that the following directors are independent directors as defined by the American Stock Exchange Company Guide: Steven M. Barnett, Brad Baker, Robert B. Machinist, William Li, M.D., and Webb W. Turner.

         We believe that it is important for, and we encourage, the members of the Board of Directors to attend annual meetings of stockholders. To facilitate this, and to the extent reasonably practicable, we endeavor to schedule a regular meeting of the Board of Directors on the same date as the annual meeting of stockholders.

         We have established an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee. The charter for each committee is available at our website, www.dobimedical.com.

Committees of the Board

         Audit Committee. The Audit Committee of our board of directors consists of Brad Baker, Chairman, and Robert Machinist and Steve Barnett as committee members. The board determined that Mr. Baker and Mr. Barnett each are "financially sophisticated" and an "audit committee financial expert," as those terms are defined by the American Stock Exchange ("Amex") in Section 121 of its Company Guide and by Regulation S-B promulgated by the SEC, respectively. Our Audit Committee is composed of directors who are, in the opinion of our board of directors, free from any relationship which would interfere with the exercise of independent judgment and who possess an understanding of financial statements and generally accepted accounting principles. Thus, each member is an "independent" director, as that term is defined by Amex and by the regulations of the Securities Exchange Act of 1934. Our Audit Committee Charter, which is filed as Exhibit 1 to our 2005 Proxy Statement, specifies the scope of the Audit Committee's responsibilities and the means by which it carries out those responsibilities; the outside auditor's accountability to the board and the Audit Committee; and the Audit Committee's responsibility to ensure the independence of the outside auditors, including their recommendations to improve the system of accounting and internal controls. During the last fiscal year, the Audit Committee held seven meetings.

         Compensation Committee. The Compensation Committee of the board of directors consists of Webb Turner, Chairman, William Li, M.D. and Steve Barnett. Pursuant to our Compensation Committee Charter, which is filed as Exhibit 99.2 to the 2003 Annual Report, the Compensation Committee is responsible for reviewing and approving the salary and benefits policies, including compensation of our Chief Executive Officer and the other executive officers. Our Compensation Committee also administers the 2000 Stock Incentive Plan as adopted and assumed by us, and recommends and approves grants of stock options under that plan. Mr. Turner, Dr. Li and Mr. Barnett are, in the opinion of our board of directors, "independent" directors, as that term is defined under Amex rules and by the regulations of the Securities Exchange Act of 1934. During the last fiscal year, the Compensation Committee held two meetings.

         Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee was formed in October 2004 and consists of Brad Baker, Chairman, and Robert Machinist. Pursuant to the Nominations and Corporate Governance Committee Charter, which is filed as Exhibit 99.1 to our 2004 Annual Report, the Nominations and Corporate Governance Committee is responsible for board member qualification and nomination to the full board as well as matters relating to corporate governance. Both Mr. Baker and Mr. Machinist are, in the opinion of our Board of Directors, "independent" directors, as that term is defined under Amex rules and by the regulations of the Securities Exchange Act of 1934. During the last fiscal year, the Nominations and Corporate Governance Committee held one meeting.

Selection of Nominees for the Board of Directors

         Our Board of Directors is responsible for evaluating potential candidates to serve on our Board of Directors, and for selecting nominees to be presented for election to the Board at our Annual Meeting of Stockholders. In evaluating potential director candidates, the Board considers the skills and characteristics possessed by each candidate in the context of the perceived needs of the Board at that point in time. Among the factors considered by the Board in considering a potential nominee are the following: independence; diversity, age, background, skills, and experience; personal qualities and characteristics, accomplishments and reputation in the business community; knowledge and contacts in the communities in which we conduct business and our business industry or other industries relevant to our business; ability and willingness to devote sufficient time to serve on the Board and committees of the Board; knowledge and expertise in various activities deemed appropriate by the Board, such as marketing, production, distribution, technology, accounting, finance, and law; fit of the individual's skills, experience, and personality with those of other directors in maintaining an effective, collegial, and responsive Board.

         Nominees for directors will be made or recommended by any member of the Board in accordance with the policies and principles in its charter and as determined by the Board of Directors. Such nominee shall be selected as the recommended nominee to the full Board by a majority of the independent directors. In addition, any contractual obligation we may enter into which is intended to include our obligation to exercise best efforts to nominate a designate to serve on the Board must be approved by the Board, and such designate nominee must thereafter be approved by the Board in accordance with the qualifications set forth in this document, except that the selection and nomination of such directors is not subject to approval by the Nominating Committee or a majority of independent directors.

         In identifying potential candidates for the Board, the Board relies on recommendations from a number of possible sources, including current directors. The Board may also retain outside consultants or search firms to help in identifying potential candidates for membership on the Board.

         The Board will consider any written suggestions of stockholders for director nominations. The recommendation must include the name and address of the candidate, a brief biographical description and a description of the person's qualifications. Recommendations should be mailed to DOBI Medical International, Inc., 1200 MacArthur Blvd., Mahwah, New Jersey 07430 Attn:
Secretary. The Board will evaluate in the same manner candidates suggested in accordance with this policy and those recommended by other sources. The Committee has full discretion in considering all nominations to the Board of Directors. Stockholders who would like to nominate a candidate for director must comply with the requirements described in our Proxy Statement. See "Deadline for Future Proposals of Stockholders" below.

                          REPORT OF THE AUDIT COMMITTEE

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


         In accordance with its written charter adopted by our Board of Directors, the Audit Committee's role is to act on behalf of the Board of Directors in the oversight of our accounting, auditing and financial reporting practices. The Audit Committee presently consists of three members: Messrs. Brad Baker, Robert Machinist, and Steve Barnett, each of whom meets the definition of an "independent director" under SEC rules and as that term is currently defined in the American Stock Exchange's listing standards as affirmatively determined by our Board of Directors. Further, at least one of the members of the Audit Committee meet the definition of an "Audit Committee financial expert" as that term is currently defined in the American Stock Exchange's listing standards. Although our common stock is not listed on the American Stock Exchange, we have chosen the independence standard currently defined in the American Stock Exchange listing standards. A copy of the each Committee's written charter appears on our website at dobimedical.com.

         Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the Audit Committee's responsibility to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Audit Committee does not consist of our employees and it may not be, and may not represent itself to be or serve as accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact "independent."

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for fiscal 2005 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee reviewed the financial statements for fiscal 2004 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors' judgments as to the quality, not just the acceptability, of our accounting principles. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence from our management and us. Finally, the Audit Committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors' independence. The Audit Committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants' independence.

         The Audit Committee also discussed with management the process used to support certifications by our chief executive officer and director of finance and administration that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the Securities and Exchange Commission.

         Consistent with the Securities and Exchange Commission's policies regarding auditor independence, our Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

         Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the Audit Committee recommended to our Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005. The undersigned members of the Audit Committee have submitted this report to us.


                                                     The Audit Committee

                                                     Brad Baker, Chairman
                                                     Robert B. Machinist
                                                     Steve M. Barnett

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

         Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees that they serve on. We pay each non-employee director a retainer fee of $1,000 per quarter, plus a participation fee of $500 for each regular and/or special meeting of the board of directors. We also pay a committee participation fee of $250 for each meeting of a committee of the board. In addition, Mr. Machinist receives $3,500 per month as Chairman of the Board. We will also reimburse each director for reasonable accommodations, coach travel and other miscellaneous expenses relating to each director's attendance at board meetings and committee meetings promptly upon submission of actual receipts to the Chief Financial Officer and approval by the Chairman of the Board and/or the Chief Executive Officer.

         Non-employee directors new to the board are awarded an incentive grant of an option to purchase 250,000 shares of our common stock. Thereafter, upon appointment each new committee chair will receive an initial grant of 50,000 shares. Upon each subsequent annual stockholders' meeting in which a director has been reelected, each non-employee director will be awarded an option to purchase 25,000 shares. Upon reappointment, each committee chairman will be awarded an option to purchase 25,000 shares, and the Chairman of the Board will be granted an option to purchase 75,000 shares. In March 2006, Mr. Barnett was awarded an option to purchase 2.5 million shares and Mr. Machinist was awarded an option for 1.5 million shares , vesting immediately. In May 1, 2006, all director and employee options were repriced as follows: 50 per cent at $.08 per share; 25 per cent at $.14 per share; and 25 per cent at $.20 per share. All option awards are non-qualified. All stock options, except those noted above, vest on the first anniversary date of the grant if the director has continued to serve until that date, and have a term of five years from the date of award. Other terms and conditions of the option grants are on the standard terms and conditions as option grants to employees.

Compensation of Executives

         The following table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered to us by our Chief Executive Officer and all other executive officers in such years who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

Summary Compensation Table

         During 2005, we granted stock options under the DOBI Medical 2000 Stock Incentive Plan to purchase 2,606,500 shares of common stock, including the options described in the table below.

                                                                              Other Annual        Long Term Awards
                                                                              Compensation           Securities
                                                                                  ($)                Underlying
Name and Principal Position           Year     Salary($)     Bonus($)             (1)               Options/SARs
---------------------------           ----     ---------     --------         ------------          ------------
Phillip C. Thomas (2)                 2005      260,000         -               125,000                75,000
Chief Executive Officer               2004      248,462         -                  -                      -
                                      2003      210,888       12,231               -                   75,000

Michael R. Jorgensen (3)              2005      200,000       48,325               -                      -
Interim Chief Executive Officer       2004      200,000         -                  -                   250,000
and Chief Financial Officer           2003      179,428       10,962               -                   387,500



                                                                              Other Annual        Long Term Awards
                                                                              Compensation           Securities
                                                                                  ($)                Underlying
Name and Principal Position           Year     Salary($)     Bonus($)             (1)               Options/SARs
---------------------------           ----     ---------     --------         ------------          ------------
Robert Sohval (4)                     2005      200,000         -                  -                      -
Vice President                        2004      186,539       50,000               -                   500,000
Research and Development              2003         -            -                  -                      -


(1) Other compensation does not include the cost for health and welfare benefits received by the above-named officers. The aggregate amounts of such personal benefits did not exceed the lesser of $50,000 of 10% of the total annual compensation of such officer, other than Mr. Thomas who was paid $125,000 after the completion of the March 30, 2005 financing, per his employment agreement as amended.

(2)  Mr. Thomas resigned as CEO and Director effective April 28, 2006.

(3) Mr. Jorgensen joined us as a consultant in November 2002 and became an employee in February 2003. In May 2006 he was appointed Interim Chief Executive Officer.

(4)  Mr. Sohval joined us in March 2004.

Options/SAR Grants in Fiscal Year Ended December 31, 2005

         During 2005, we granted stock options under the DOBI Medical 2000 Stock Incentive Plan to purchase 2,606,500 shares of common stock, including the options described in the table below.


                                    Number of     Percent of total
                                   Securities      Options / SARs
                                   Underlying          Granted
                                  options /SARs     to employees      Exercise or base
Name                                 granted       in fiscal year       price ($/Sh)        Expiration
----                              -------------    --------------     -----------------     ----------
Phillip C. Thomas                    75,000              2.9                0.66              5/28/06
Chief Executive Officer

Michael R. Jorgensen                    0                 0                  0                   -
Executive Vice President and
Chief Financial Officer

Robert Sohval                           0                 0                  0                   -
Vice President
Research and Development


Aggregated Option / SAR Exercises in Fiscal Year Ended December 31, 2005 and Fiscal Year End Option / SAR Values



                                                                          Number of           Value of
                                                                          Securities         unexercised
                                                                          underlying        in-the-money
                                                                         unexercised           options/
                                   Shares                             options / SARs at        SARs at
                                  Acquired                                FY-end (#)         FY-end ($)
                                     on                Value            Exercisable /       Exercisable /
Name                            exercise (#)        realized ($)        Unexercisable       Unexercisable
----                            ------------        -------------       -------------       -------------

Phillip C. Thomas                     0                   0            323,333 /  54,167         0 / 0
Chief Executive Officer

Michael R. Jorgensen                  0                   0            296,875 / 340,625         0 / 0
Executive Vice President
and
Chief Financial Officer

Robert Sohval                         0                   0            187,500 / 312,500         0 / 0
Vice President
Research and
Development



Equity Compensation Plan Information

         Our 2000 Stock Incentive Plan, as amended December 10, 2003, was approved by a written consent of the holders of a majority of our outstanding common stock. In connection with our reverse merger transaction, Lions Gate adopted and assumed all of DOBI Medical Systems' obligations under its 2000 Stock Incentive Plan and increased the number of shares reserved for stock option grants to 15 % of our common stock outstanding. Based on our common stock outstanding as of December 31, 2005, stock options to purchase 9,958,727 shares of common stock are authorized for issuance under our 2000 Stock Incentive Plan. As of April 28, 2006, we have granted stock options to purchase 11,075,000 shares of our common stock.

         The following table provides information as of December 31, 2005 with respect to the shares of common stock that may be issued under our existing equity compensation plan.

                      Equity Compensation Plan Information

                                                                                     Number of securities
                                                                                    remaining available for
                                Number of shares of                                  future issuance under
                                common stock to be          Weighted-average          equity compensation
                              issued upon exercise of       exercise price of          plans (excluding
                               outstanding options,       outstanding options,      securities reflected in
                                warrants and rights        warrants and rights            column (a))
       Plan category                    (a)                        (b)                        (c)
---------------------------- -------------------------- -------------------------- --------------------------
 Equity compensation plans           6,739,250                    $1.16                    3,219,477
   approved by security
          holders

 Equity compensation plans
 not approved by security               --                         --                         --
          holders

           Total                     6,739,250                    $1.16                    3,219,477


Employment Agreements

         On April 18, 2006, Phillip C. Thomas entered into a Separation Agreement with us pursuant to which he has agreed to voluntarily resign as our President and Chief Executive Officer and a member of our Board of Directors, effective as the date we close the first tranche of approximately $2.0 million in new private financing. Mr. Thomas' decision to resign his positions was based on personal reasons.

         Pursuant to the Separation Agreement, we have agreed to pay Mr. Thomas, following the effective date of his resignation, a total amount of $260,000, at the rate of $13,333 per month, and to continue to pay health insurance premiums for Mr. Thomas and his spouse until the $260,000 is paid in full. We will additionally honor all his vested stock options. The Separation Agreement also includes mutual releases by Mr. Thomas and us, and Mr. Thomas' agreement that he will not compete with us or solicit our clients for two years or our employees for one year after his resignation, or disclose proprietary information. Mr. Thomas' previous employment agreement with us was terminated upon his resignation. Our Current Report on Form 8-K filed with the SEC on May 3, 2006, contains more detailed information regarding the registration.

         All our employees are employees at will under law, most of whom would receive separation pay if terminated without cause ranging from one month to 12 months. Separation pay would not be deemed to be material. In November 2004, our board of directors approved a resolution providing that upon a Change of Control Event of the Company (as defined our 2000 Stock Incentive Plan, as amended), all stock options issued pursuant to that Plan will immediately vest.

Stock Incentive Plan

         As of April 28, 2006, stock options to purchase up to 9,961,590 shares of common stock were authorized for issuance under the 2000 Stock Incentive Plan, as amended December 10, 2003. As of April 28, 2006, the Board of Directors has granted stock options to purchase 11,075,500 shares of our common stock. Those stock options granted in excess of the amount authorized by the plan will be issued as stock options become available in the future.

Certain Relationships and Related Transactions

         We have no policy with respect to entering into transactions with members of management or affiliated companies. Any non-arm's length transaction we consider will be reviewed and voted on by disinterested members of our board of directors and be in accordance with our certificate of incorporation, by-laws and Delaware law.

Indemnification of Directors and Officers

         Under the General Corporation Law of the State of Delaware, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Our amended and restated certificate of incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to us and our stockholders. This provision in the amended and restated certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for any transaction from which the director directly or indirectly derived an improper personal benefit, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

         Our by-laws provide for the indemnification of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. We are not, however, required to indemnify any director or officer in connection with any (a) willful misconduct, (b) willful neglect, or (c) gross negligence toward or on behalf of us in the performance of his or her duties as a director or officer. We are required to advance, prior to the final disposition of any proceeding, promptly on request, all expenses incurred by any director or officer in connection with that proceeding on receipt of any undertaking by or on behalf of that director or officer to repay those amounts if it should be determined ultimately that he or she is not entitled to be indemnified under our bylaws or otherwise.

         We have been advised that, in the opinion of the SEC, any indemnification for liabilities arising under the Securities Act of 1933 is against public policy, as expressed in the Securities Act, and is, therefore, unenforceable.

ITEM 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

         Our Board of Directors has approved an amendment to our Certificate of Incorporation to increase the aggregate number of authorized shares of our common stock from 340 million to 940 million. Our Board of Directors and the holders of a majority of our outstanding shares of common stock had previously approved an amendment to our Certificate of Incorporation to increase the aggregate number of authorized shares of our common stock from 140 million to 340 million. That initial increase will become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of Delaware on or about May 8, 2006, which is the date on which we expect to have complied with certain requirements and waiting periods under Section 14 of the Securities Exchange Act of 1934. The Certificate of Incorporation as amended presently authorizes the issuance of 340 million shares of common stock and 10 million shares of preferred stock. No change is proposed in the number of authorized shares of preferred stock.

Text of Amendment

         The amendment would result in the text of the first paragraph of
Article 4, Section 1 of our Certificate of Incorporation reading in its entirety as follows:

         Section 1. Authorized Shares. The Corporation shall have authority to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock which the Corporation shall have authority to issue is NINE HUNDRED FIFTY MILLION (950,000,000) shares, of which NINE HUNDRED FORTY MILLION (940,000,000) shares shall be Common Stock, and TEN MILLION (10,000,000) shares shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.000l, and each share of Preferred Stock shall have a par value of $0.000l.

General Effect of the Proposed Amendment and Reasons for Approval

         Our Board of Directors unanimously recommended that we approve the amendment for the following reasons:

         Availability. Of our 340 million authorized shares of common stock as of the record date, May 5, 2006, 76,899,721 were issued and outstanding. As of the record date, after taking into account shares of Common Stock reserved for issuance under compensation plans and outstanding warrants, and the Series A convertible preferred stock and the secured convertible debentures, a deficiency exists of approximately 73,089,000 shares over the 340 million shares currently authorized in our Certificate of Incorporation. In connection with the recent private placement described below, we are required to amend our Certificate of Incorporation to have at least 900 million authorized shares of common stock for potential issuance to the private placement investors. If we fail to obtain stockholder approval of this amendment, we will be deemed to have defaulted under the convertible debentures described below.

         Recent Private Placement. We executed a Securities Purchase Agreement with institutional investors for the private placement (the "Private Placement") of $6,000,000 in aggregate or principal amount of secured convertible debentures maturing on August 28, 2007 and convertible initially into 75,000,000 shares of our common stock. In addition to the convertible debentures, discounted to $5,250,000, we issued eight-month warrants at an exercise price of $.08 per share to purchase up to 75,000,000 shares of common stock and three-year warrants at an exercise price of $.15 per share to purchase up to 75,000,000 shares of common stock, both callable by us if certain conditions are met. We also issued three-year warrants to purchase up to 37,500,000 shares of common stock at an exercise price of $.50 per share.

         The transaction resulted in aggregate gross cash subscription proceeds of approximately $5,250,000 in two equal installments. The first installment was on April 28, 2006 and the second will be immediately after the effectiveness of the first registration statement filed on behalf of the investors. Our Current Report on Form 8-K relating to the financing, filed with the SEC on May 2, 2006, contains more detailed information regarding the private placement.

         Simultaneously with this financing, we closed a warrant reset offered to all of our current warrant holders. Participating warrant holders were allowed to exercise their warrants at an exercise price of $.08 per share. We issued 10,489,123 shares of registered common stock to participating warrant holders, and issued three-year warrants to purchase 10,489,123 shares of common stock at an exercise price $.15 per share, as well as three-year warrants to purchase 5,244,561 shares of common stock at an exercise price $.50 per share. We realized net cash proceeds of approximately $839,000 in the transaction.

         Future Issuances. Adoption of the amendment would enable our Board of Directors from time to time to issue additional shares of our common stock authorized by the amendment for such purposes and such consideration as our Board of Directors may approve without further approval of our stockholders, except as may be required by law or the rules of any national securities exchange on which our shares of common stock are at the time listed, though we are constrained in our ability to issue any additional shares other than to holders of our recently-issued convertible debentures and warrants. As is true for shares presently authorized, common stock authorized by the amendment may, when issued, have a dilutive effect on the equity and voting power of existing holders of common stock.

         There are no preemptive rights with respect to our common stock. The additional authorized shares of common stock would have the identical powers, preferences and rights as the shares now authorized. Under Delaware law, stockholders will not have any dissenters' or appraisal rights in connection with the amendment. The amendment will become effective upon the filing, promptly after the approval of this Item at our annual meeting of stockholders, of the Certificate of Amendment required by the General Corporation Law of Delaware.

         The Board recommends a vote FOR the amendment to our Certificate of Incorporation to increase our authorized shares of common stock.

ITEM 3 - AMENDMENT TO 2000 STOCK INCENTIVE PLAN

         Our stockholders are being asked to approve an amendment to our 2000 Stock Incentive Plan as amended through December 10, 2003, or the Amended 2000 Plan, which will increase the number of shares of our common stock reserved for issuance under the Amended 2000 Plan by 12,370,000 shares to an aggregate of 25,000,000 shares of our common stock or 15% of the total issued and outstanding shares, whichever is greater. As of April 28, 2006, we have granted stock options to purchase 11,075,500 shares of common stock under the Amended 2000 Plan, which is in excess of the 9,961,590 shares currently reserved for issuance under the Amended 2000 Plan.

         Our Board of Directors adopted the amendment described above on May 1, 2006, subject to stockholder approval at the annual meeting.

         Our Board believes that increasing the number of shares of our common stock reserved for issuance under the Amended 2000 Plan is necessary to allow us to continue to utilize our stock to attract and retain the services of employees essential to our long-term growth and financial success. We believe that such equity incentives are necessary for us to remain competitive with regard to attracting and retaining qualified individuals and to more closely tie their interests to those of our stockholders.

         In furtherance of these objectives, our Board of Directors, upon the recommendation of the Nominations and Corporate Governance Committee, has approved the amendment to the Amended 2000 Plan to provide for additional shares of our common stock to be reserved for issuance under the Amended 2000 Plan, subject to approval by the stockholders at the annual meeting. A summary of the Amended 2000 Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Amended 2000 Plan, as proposed to be amended, a copy of which is attached as Appendix A.

         Purpose of the Amended 2000 Plan. The purpose of the Amended 2000 Plan is to provide a means through which we may attract able persons to enter and remain in our employ and to provide a means whereby eligible persons can acquire and maintain ownership of our common stock, or be paid incentive compensation measured by reference to the value of the common stock, thereby strengthening their commitment to our welfare and promoting an identity of interest between our stockholders and these eligible persons.

         Type of Awards. We may award nonqualified stock options, restricted stock awards and/or stock bonuses under the Amended 2000 Plan.

         Term, Termination and Amendment of the Amended 2000 Plan. The Amended 2000 Plan became effective on December 18, 2002 and will continue in effect until December 18, 2012, or until our Board of Directors, in its sole discretion, amends or terminates the Amended 2000 Plan. The Amended 2000 Plan may be terminated or amended, at any time, by a majority vote of all of the members of the Board of Directors.

         Eligibility. Awards may be granted to employees, officers, managers, consultants, independent contractors and advisors of our company or any of our subsidiaries; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

         Number of Shares That May Be Awarded. An aggregate of 25,000,000 shares of our common stock or 15% of the total issued and outstanding shares, whichever is greater, assuming the Amended 2000 Plan is approved by our stockholders.

Plan Benefits

         The table below shows the total number of stock options and shares of restricted stock that have been received by the following individuals and groups under the Amended 2000 Plan as of April 26, 2006:


                    Name and Position                          Number of Units
                    -----------------                          ---------------

                   Michael R. Jorgensen                            637,500
                      Robert Sohval                                500,000
            All Executive Officers as a Group                     1,137,500
          All Non-Employee Directors as a Group                   6,157,250
      All Non-Executive Officer Employees as a Group               200,000

         The Board recommends a vote FOR the amendment to the Amended 2000 Plan.

ITEM 4:  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee expects to appoint Marcum & Kliegman LLP to serve as our independent auditors for the year ending December 31, 2006. Marcum & Kliegman LLP has served as our independent auditors since 2004, and is considered by our management to be well qualified.

         The Board recommends a vote FOR the appointment of Marcum & Kliegman LLP as independent auditors for the fiscal year ending December 31, 2006.

         The following table sets forth the aggregate fees billed or to be billed to us by Marcum & Kliegman LLP for the fiscal years ended December 31, 2004 and 2005:

                                          Marcum & Kliegman LLP
                                          ---------------------

                                            2004           2005
                                            ----           ----
              Audit Fees                  $98,000       $86,200
              Audit-Related Fees           10,000            --
              Tax Fees                     29,000         6,000
              All Other Fees                   --         4,000

         All services performed by Marcum & Kliegman LLP were pre-approved by the Audit Committee in accordance with its pre-approval policy adopted in 2005. The policy describes the audit, audit-related, tax, and other services permitted to be performed by the independent auditors, subject to the Audit Committee's prior approval of the services and fees. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require separate pre-approval by the committee.

                                   FORM 10-KSB

         UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO US, ATTENTION: SECRETARY, DOBI MEDICAL INTERNATIONAL, INC., 1200 MACARTHUR BLVD., MAHWAH, NEW JERSEY, 07430, WE WILL PROVIDE WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                        COMMUNICATIONS WITH STOCKHOLDERS

         Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Robert Machinist, Chairman of the Board of Directors, DOBI Medical International, Inc., 1200 MacArthur Blvd., Mahwah, New Jersey 07430. All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

                  DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

         Proposals that a stockholder desires to have included in our proxy materials for our 2007 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by our Secretary at our principal office no later than April 1, 2007. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. Any required written notices should be sent to DOBI Medical International, Inc., 1200 MacArthur Blvd., Mahwah, New Jersey, 07430;
Attn: Secretary.

ITEM 5.  OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

         We know of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

                             SOLICITATION OF PROXIES

         The expense of this solicitation of proxies will be borne by us. Solicitations will be made only by use of the mail except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and we will reimburse them for their reasonable expenses incurred in this effort.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            ROBERT B. MACHINIST
                                            Chairman of the Board of Directors

                                   Appendix A

                        DOBI MEDICAL INTERNATIONAL, INC.

                      2000 STOCK INCENTIVE PLAN, AS AMENDED

         1. Purpose. The purpose of the DOBI Medical International, Inc., 2000 Stock Incentive Plan, as amended (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain ownership of Stock, or be paid incentive compensation measured by reference to the value of the Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between the shareholders of the Company and these eligible persons.

         So that the appropriate incentive can be provided, the Plan provides for granting Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. This Plan also provides for granting Incentive Stock Options to the extent that Section 422 of the Code or such other applicable Section becomes available to give favorable or preferred tax treatment to the grant of Stock. Capitalized terms not defined in the text are defined in Section 24.

         2. Stock Subject to The Plan. Subject to Section 18, the total number of Stock reserved and available for grant and issuance pursuant to this Plan will be the greater of (i) 15% of Common Stock outstanding (determined on a fully diluted basis exclusive of Common Stock issued or issuable pursuant to options and other awards granted under the Plan) or (ii) 25,000,000 shares of Common Stock. At all times the Company shall reserve and keep available a sufficient number of Stock as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. Stock that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Stock; (b) reserved for issuance or issued under an Award granted hereunder but have been forfeited or repurchased by the Company at the original issue price; or (c) reserved for issuance or issued under an Award that otherwise terminates without Stock being issued, shall again be available for issuance.

         3. Eligibility. Awards may be granted to employees, officers, managers, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

         4. Administration.

         4.1. Committee Authority. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

            (a) select persons to receive Awards;

            (b) determine the nature, extent, form and terms of Awards and the number of Stock or other consideration subject to Awards;

            (c) subject to the provisions of Section 4.3, determine the vesting, exercisability and payment of Awards;

            (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

            (e) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

            (f) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

            (g) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

            (h) grant waivers of Plan or Award conditions;

            (i) determine whether an Award has been earned;

            (j) accelerate the vesting of any Award; and

            (k) make all other determinations necessary or advisable for the administration of this Plan.

         The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

         4.2. Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

         4.3. Vesting of Options. Unless an alternative vesting period is provided by the Committee with respect to any particular Award of Options under this Plan, 25% of each Award of Options shall vest upon the first anniversary of each Award, and a like amount shall vest on each subsequent anniversary.

         5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be "incentive Stock options" which may give favorable or preferred tax treatment to the Grantee to the extent that Section 422 of the Code or such other applicable section becomes available ("ISO's") or Nonqualified Stock Options ("NQSO's"), the number of shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         5.1. Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or an NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         5.2. Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of Stockholders of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the Committee determines.

         5.3. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 75% of the Fair Market Value of the Stock on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Stock on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Stock on the date of grant. Payment for the Stock purchased shall be made in accordance with Section 8 of this Plan.

         5.4. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         5.5. Method of Exercise. Options may be exercised only by delivery to the Company of a written option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Stock being purchased, the restrictions imposed on the Stock purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Stock being purchased.

         5.6. Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is an employee, a manager or a director at the time an Award is made and is Terminated for any reason except death, Disability, Retirement, for Cause, or Voluntary Termination (as defined below), then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant is an employee, a manager or a director at the time an Award is made and such Participant voluntarily terminates employment with the Company (a "Voluntary Termination"), then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date no later than one (1) month after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three
             (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (c) If the Participant is an employee, a manager or a director at the time an Award is made and is Terminated because of Participant's death or Disability, then Participant's Options shall vest in full, notwithstanding such Participant's then applicable vesting schedule, and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve
             (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

         (d) If the Participant is an employee, a manager or a director at the time an Award is made and Termination occurs because of Participant's Retirement, then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date, together with such number of Options as are scheduled to vest at the next regularly scheduled vesting date in accordance with the specific provisions of the vesting schedule contained in such Participant's Award Agreement, provided that such regularly scheduled vesting date would have occurred not later than twelve (12) months after the Termination Date, no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (e) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is an employee and is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Stock whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

         (f) If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

         5.7. Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Stock with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Stock on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Stock to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated hereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Stock permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         5.8. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that, except as expressly provided for in this Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may, by a written notice to affected Participants, reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         5.9. Limitations on Exercise. The Committee may specify a reasonable minimum number of Stock that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Stock for which it is then exercisable.

         6. Restricted Stock Award. A Restricted Stock Award is an offer by the Company to sell to an eligible person (a "Participant-Offeree") Stock that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Stock the Participant-Offeree may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Stock will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         6.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant-Offeree) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Participant-Offeree shall evidence his or her acceptance of the offer of Restricted Stock by executing and delivering the Restricted Stock Purchase Agreement and full payment for the Stock to the Company not later than thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the Participant-Offeree. If the Participant-Offeree does not execute and deliver the Restricted Stock Purchase Agreement and tender full payment for the Stock to the Company within said thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

         6.2. Purchase Price. The Purchase Price of Stock sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted.

         6.3. Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Stock that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

         6.4. Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

         "Transfer of this certificate and the Stock represented hereby is restricted pursuant to the terms of a Restricted Stock Purchase Agreement, dated as of _______, between the Company and ____________, and the Certificate of Incorporation and the Bylaws of the Company, as amended from time to time. A copy of the Certificate of Incorporation and Bylaws are on file at the principal executive offices of the Company."

         Appropriate stop-transfer orders with respect to Restricted Stock shall be entered on the Company's Stockholder records and/or with the Company's transfer agent and registrar; provided, however, that the failure or refusal to enter any stop-transfer order shall not be construed as a modification or waiver of any provision of the Plan, the Award Agreement, or otherwise.

         6.5. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Stock, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

         7. Stock Bonuses.

         7.1. Awards of Stock Bonuses. A Stock Bonus is an award of Stock (which may consist, in whole or in part, of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement by the Company, Parent or Subsidiary and/or individual of Performance Factors or such other criteria as the Committee may determine.

         7.2. Terms of Stock Bonuses. The Committee will determine the number of Stock to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Stock that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Stock may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the Performance Factors applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the

Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         7.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Stock or a combination thereof, either in a lump sum payment or in installments, all as the Committee may determine.

         8. Payment For Stock Purchases.

         8.1. Payment. Payment for Stock purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

            (a) by cancellation of indebtedness of the Company to the
                Participant;

            (b) by surrender of Stock that either: (1) have been owned by
                Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such Stock were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Stock); or (2) were obtained by Participant in the public market;

            (c) by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Stock with a promissory note unless the note is adequately secured by collateral other than the Stock;

            (d) by waiver of compensation due or accrued to the Participant for services rendered;

            (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's Stock exists:

            (f) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and sell a portion of the Stock so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Exercise Price directly to the Company; or

            (g) through a "margin" commitment from the Participant and an NASD
                Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Exercise Price directly to the Company; or

            (h) by any combination of the foregoing.

         9. Withholding Taxes.

         9.1. Withholding Generally. Whenever Stock are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Stock. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         9.2. Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Stock to be issued that number of Stock having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Stock withheld for this purpose will be made in accordance with the requirements established by the Committee and shall be in writing in a form acceptable to the Committee.

         10. Privileges of Stock Ownership. No Participant will have any of the rights of a Stockholder with respect to any Stock Option until the Participant has exercised his Stock Option, paid for the Stock, and the Stock has been issued to the Participant. Thereafter, the Participant will be a Stockholder and have all the rights of Stockholder with respect to such Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such Stock; provided, that if such Stock are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Stock by virtue of a dividend of Stock, split of Stock or any other change in the legal or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Stock that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12 hereof.

         11. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by any Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, except as determined by the Committee and expressly set forth in the Award Agreement.

         12. Restrictions on Stock. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Stock held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Stock under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

         13. Certificates. All certificates for Stock or other securities delivered under this Plan will be subject to such stop-transfer orders, legends and other restrictions consistent with the terms of the Awards as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Stock may be listed or quoted.

         14. Escrow; Pledge of Stock. To enforce any restrictions on a Participant's Stock, the Committee may require the Participant to deposit all certificates representing Stock, together with powers of attorney or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Stock under this Plan will be required to pledge and deposit with the Company all or part of the Stock so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Stock or other collateral. In connection with any pledge of the Stock, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Stock purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. Exchange And Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Stock (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16. Securities Law And Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Stock may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Stock under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Stock under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Stock with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship with the Company at any time, with or without cause.

         18. Corporate Transactions.

         18.1. Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

               (i) the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

                   (1) substitute equivalent Options or Awards or provide
                       substantially similar consideration to Participants as was provided to Stockholders (after taking into account the existing provisions of the Awards), or

                   (2) issue, in place of outstanding Stock of the Company held by the Participant, substantially similar Stock or other property subject to repurchase restrictions no less favorable to the Participant.

               (ii) Notwithstanding anything in this Plan to the contrary, the
                    Committee may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

         18.2. Other Treatment of Awards. Subject to any greater rights granted to Participants under Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

         18.3. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Stock issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         18.4. Adjustment of Stock in Certain Capital Changes.

               (a) Upon the occurrence of a Change-of-Control Event, an
                   extraordinary transaction or other event or circumstance affecting the Stock shall occur, including, but not limited to, any distribution (whether in the form of cash, Stock or other property), reorganization or conversion into a corporation, recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, Stock exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to (A) causing changes or adjustments to any or all of (i) the number and kind of Stock or other securities or property which may thereafter be issued in connection with Awards;
                   (ii) the number and kind of Stock or other securities or property issued or issuable in respect of outstanding Awards;
                   (iii) the exercise price relating to any Award; and (iv) the number and kind of Stock or other securities reserved for issuance under this Plan; and (B) canceling outstanding Awards in exchange for replacement awards or cash, in such amounts or for such price as the Committee may determine as fair, in its sole discretion, it being understood that the Committee shall have the authority to cause different changes or adjustments to be made to any Awards held by Participants even if such Awards are identical and such Participants are similarly situated; further, provided, however, that with respect to Options which are intended by the Committee to remain ISOs' subsequent to any such adjustment, such adjustment shall be made in accordance with Section 424 of the Code.

               (b) If the Company engages in a transaction the principal purpose of which is to change the Company from a "pass-through" entity for federal income tax purpose to an entity taxed as a corporation, the Options and Awards outstanding immediately prior to the consummation of transaction shall be treated by the surviving company in such transaction in the same manner as specified in Section 18.1(b)(i)(1).

         19. Adoption and Stockholder Approval. This Plan became effective on December 18, 2002, the date that this Plan was approved by the Stockholders of the Company, consistent with applicable laws (the "Effective Date").

         20. Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of Stockholder approval.

         21. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the Stockholders of the Company, amend this Plan in any manner that requires such Stockholder approval.

         22. Effect of Section 162(m) of the Code. The Plan and all Awards issued there under are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without Stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any Stockholder approval required under Section 162(m) of the Code has been obtained.

         23. General.

         23.1. Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of Stock acquired under any Award, provisions giving the Company the right to repurchase Stock acquired under any Award in the event the Participant elects to dispose of such Stock, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

         23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

         23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

         23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor or is otherwise legally incompetent or incapacitated, or has died, then any payment due to such person or such person's estate (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefore.

         23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or Manager of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Operating Agreement or other governing or charter documents, or as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         23.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

         23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

         23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

         23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

         23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

         23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

         23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

         23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

         23.14. Nonexclusively of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the Stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of Stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         24. Definitions. As used in this Plan, the following terms will have the following meanings:

         "Affiliate" means any affiliate of the Company within the meaning of 17 CFR ss. 230.405.

         "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "Board" means the Board of Directors of the Company.

         "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party; (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate; or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six (6) months or more.

         "Change-of-Control Event" means any one or more of the following:

                  (i)   a dissolution or liquidation of the Company,

                  (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, are in corporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the Stockholders of the Company or their relative Stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

                  (iii) a merger in which the Company is the surviving
                        corporation but after which the Stockholders of the Company immediately prior to such merger (other than any Stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their Stock or other equity interest in the Company,

                  (iv) the sale of substantially all of the assets of the Company, or

                  (v) the acquisition, sale, or transfer of more than 50% of the outstanding Stock of the Company by tender offer or similar transaction.

         Notwithstanding the foregoing, a transaction the principal purpose of which is to change the Company from a "pass-through" entity for federal income tax purpose to an entity taxed as a corporation shall not, by itself, constitute a Change-of-Control Event.

         "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         "Committee" means (i) the Stock Option Committee or such other committee appointed by the Board consisting of two or more Outside Directors or
(ii) the Board. If no Committee has been appointed, or if no Committee is serving as such, any reference to the Committee shall include the Board.

         "Company" means DOBI Medical Systems, Inc., a Delaware corporation, and any successor thereto.

         "Director" means a person who is a director of the Board of Directors of the Company.

         "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price at which a holder of an Option may purchase the Stock issuable upon exercise of the Option.

         "Fair Market Value" means, as of any date, the value of a Stock determined as follows:

                (a) if such Stock are then quoted on the NASDAQ National Market, the closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

                (b) if such Stock are publicly traded and are then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the Stock are listed or admitted to trading as reported in The Wall Street Journal;

                (c) if such Stock are publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith;

                (d) if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

         "ISO" has the meaning set forth in Section 5.

         "Insider" means an officer or Manager of the Company or any other person whose transactions in the Company's securities would be subject to
Section 16 of the Exchange Act if the Company were subject to the reporting requirements of the Exchange Act.

         "NQSO" has the meaning set forth in Section 5.

         "Option" means an award of an option to purchase Stock pursuant to
Section 5.

         "Outside Director" means a person who is (i) a member of the Board of Directors of the Company; (ii) a "non employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation; and
(iii) an "outside director" within the meaning of Section 162(m) of the Code.

         "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

         "Participant" means a person who receives an Award under this Plan.

         "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                (e)   Net revenue and/or net revenue growth;

                (f) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                (g)   Operating income and/or operating income growth;

                (h)   Net income and/or net income growth;

                (i)   Earnings per share and/or earnings per share growth;

                (j) Total Stockholder return and/or total Stockholder return growth;

                (k)   Return on equity;

                (l)   Operating cash flow return on income;

                (m)   Adjusted operating cash flow return on income;

                (n)   Economic value added;

                (o)   Individual confidential business objectives;

                (p)   Successful capital raises;

                (q)   Obtaining standard FDA approvals;

                (r)   Completion of product development;

                (s)   Recruiting key employees;

                (t)   Actual shipments expressed in Stock or dollars;

                (u)   Successful completion of an audit;

                (v)   Sales levels; and

                (w) Other factors deemed reasonable and appropriate by the Committee.

         "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         "Plan" means this DOBI Medical Systems, Inc., 2000 Stock Incentive Plan, as amended from time to time.

         "Restricted Stock Award" means an award of Stock pursuant to Section 6.

         "Retirement" shall mean retirement pursuant to the retirement policy developed by the Committee, if any, as may be applicable at the time that a Participant in question voluntarily ceases to be an employee, manager or director of the Company following attaining retirement age, which retirement age shall initially be set at age 65, unless and until the Committee in its discretion determines otherwise.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Stockholder" means any holder of the Company's Blank Check Preferred Stock, its Class A Preferred Shares, or its Common Stock, as defined in the Company's Certificate of Incorporation, as it may be amended from time to time, which stock has been duly authorized and validly issued.

         "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

         "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

         "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director Manager, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         "Stock" means the common stock of the Company having a par value of $0.001 per share, and as defined in the Company's Certificate of Incorporation, as it maybe amended from time to time, which Stock has been or is hereafter reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18 hereof, and any successor security.

         "Stock Bonus" means an award of Stock, or cash in lieu of Stock, pursuant to Section 7.

         "Unvested Stock" means "Unvested Stock" as defined in the Award Agreement.

         "Vested Stock" means "Vested Stock" as defined in the Award Agreement.